UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                               September 30, 1999
                   Date of Report (Date of earliest reported)

                            AmeriNet Group.com, Inc.
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                  (State or other jurisdiction of incorporation

                                    000-03718

                            (Commission File Number)

                                   11-2050317

                        (IRS Employer Identification No.)

         2500 North Military Trail, Suite 225; Boca Raton, Florida 33431
               (Address of principal executive offices) (Zip Code)

                                 (561) 998-3435
               Registrant's telephone number, including area code

          902 Clint Moore Road, Suite 136-C; Boca Raton, Florida 33487 (Former name or former address, if changed since last report)

Item 5.         Other Events.

     As previously disclosed in the Registrant's Form 10-QSB for the period ended September 30, 1999, on November 11, 1999, but effective as of September 30, 1999 for all operating, financial, tax and accounting purposes, Wriwebs.com, Inc. ("WRI"), a Florida-based provider of Internet related services was merged into American Internet Technical Centers, Inc. a wholly owned subsidiary of the Registrant in a privately negotiated, arms-length transaction in consideration for 531,000 shares of the Registrant's common stock and the right to receive an additional 150,000 shares, based on future performance, distributed to the four stockholders of WRI.

     The financial statements of WRI and the pro forma financial information required to be filed in accordance with Item 7 of Form 8-K are filed herewith.

Item 7.         Financial Statements and Exhibits.

(a)      Financial Statements

     Audited Financial Statements of WRI for the years ended December 31, 1999 and Unaudited Financial Statements for the nine months ended September 30, 1999.

(b)      Pro forma financial information.

     AmeriNet Group.com, Inc. Pro Forma Combined Balance Sheets at December 31, 1998; Pro Forma Combined Statements of Operations for the twelve months ended December 31, 1998 and three and six months ended September 30, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AmeriNet Group.com, Inc

Dated: _______________


                        ---------------------------------
                              Michael Harris Jordan
                                    President

                          Index to Financial Statements

     The following financial statements, pro forma financial information and exhibits are filed as part of this Form 8-K/A:

Independent Auditor's Report
Balance Sheet
Statement of Operations
Statement of Changes in Stockholders' Deficit
Statement of Cash Flows
Notes to Financial Statements

                         Pro forma Financial Statements

     On November 12, 1999, AmeriNet Group.com, Inc., through its wholly owned subsidiary, American Internet Technical Center, Inc., merged with WRIwebs.com, Inc. ("WRI"). As consideration the registrant issued 531,000 shares of its common stock to the shareholders of WRI. Under the terms of the agreement the registrant will invest up to $300,000 in WRI within 120 days after the completion of the merger and the filing of the required reports with the Securities and Exchange Commission. In addition, the majority shareholder of WRI will retain the right, for a period of two years starting 182 days following the completion of the merger, to exchange all of his AmeriNet Group.com, Inc., securities for between seventy and eighty percent of American Internet Technical Center, Inc., common stock.

     The following Pro Forma Combined Balance Sheet of the Registrant has been prepared by management of the Registrant based upon the balance sheets of the Registrant as of December 31, 1998. The Pro Forma Combined Statement of
Operations was prepared based upon the statement of operations for the Registrant for the twelve months ended December 31, 1998, the six months ended June 30,1999, and the three months ended September 30, 1999. The pro forma statement of operations also includes WRI's statement of operations for the twelve months ended December 31, 1998, the six months ended June 30, 1999, and the three months ended September 30, 1999. The pro forma statements give effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements. The pro forma combined balance sheet gives effect to the acquisition as if it had occurred as of December 31, 1998. The pro forma combined statement of operations for the year ended December 31, 1998, gives effect to the acquisition as if it had occurred as of January 1, 1997. The pro forma combined statement of operations for the six months ended June 30, 1999, gives effect to the acquisition as if it had occurred as of January 1, 1998. The pro forma combined statement of operations for the three months ended September 30, 1999, gives effect to the acquisition as if had occurred as of July 1, 1999.

     The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies' financial position or results of operations would actually have been had the acquisition occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position or results of operations for any future period.

AmeriNet Group.com, Inc.
Pro Forma Combined Balance Sheets
December 31, 1998
(Unaudited)

                                    AmeriNet                 WRI                                       Pro Forma     Pro Forma
                                    December 31, 1998        December 31, 1998         Total           Adjustments   Combined
Current assets:
Cash                                $      13,182            $       4,002             $  17,184       $        -    $   17,184
Accounts receivable                            -                    23,633                23,633                -        23,633
Prepaid and other assets                       -                     8,406                 8,406                -         8,406
                                    ----------------         ------------------   ---------------      -----------   ----------
Total current assets                        13,182                  36,041                49,223                -        49,223

Property and equipment, net                   -                     30,162                30,162                -        30,162

Other assets:
Goodwill, net                                 -                          -                     - (a)       763,646      763,646
Total other assets                            -                          -                     -           763,646      763,646
                                    ----------------        -----------------    ----------------     -----------   ----------
Total assets                        $     13,182             $      66,203             $  79,385     $     763,646   $  843,031
                                    ================         =================     ================     ============  ===========
Current liabilities:
Accounts payable                    $      4,661             $      42,602             $  47,263                -    $   47,263
Accrued expenses                         147,000                    19,187               166,187                -       166,187
Deferred revenue                              -                     74,823                74,823                -        74,823
Cash overdraft                                -                     13,026                13,026                -        13,026
                                    -----------------           ----------------     ----------------    ------------  ----------
Total current liabilities                151,661                   149,638               301,299                -       301,299

Stockholders' equity (deficit):
Common stock                               59,911                    7,500                67,411 (a)        (2,190)      65,221
Additional paid in capital              2,930,395                        -             2,930,395 (a)       674,901     3,605,296
Retained earnings(deficit)             (3,128,785)                 (90,935)           (3,219,720)(a)        90,935    (3,128,785)
                                    ------------------          ----------------  ------------------    ------------   ----------
Total stockholders' equity (deficit)     (138,479)                 (83,435)             (221,914)          763,646      541,732
                                    ------------------          ----------------  ------------------    ------------   ----------
Total liabilities and
         stockholders' equity        $     13,182            $      66,203             $  79,385     $     763,646    $ 843,031

--------                            ==================         =================     ==============    ============  ============

1. The Pro Forma Balance Sheet at December 31, 1998, is based on the balance sheets of the Registrant and Wriwebs.com, Inc. as of December 31, 1998.

(a) The purchase price for the acquisition of all the common stock of Wriwebs.com, Inc. was 531,000 shares at $1.281 per share. Goodwill of $763,646 would have been recorded if the acquisition had taken place on December 31, 1998.

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Operations
For the twelve months ended December 31, 1998
(Unaudited)

                                  AmeriNet                  WRI
                                  Twelve months ended       Twelve months ended                         Pro Forma        Pro Forma
                                  December 31, 1998         December 31, 1998         Total             Adjustments      Combined

Revenues earned                   $          -              $ 1,037,212               $  1,037,212      $         -    $  1,037,212

Cost of revenues earned                      -                  339,713                    339,713                -         339,713
                                  ------------------     ----------------------    ----------------  ------------      ----------
Gross profit                                 -                 697,499                    6797,499                          697,499

Operating Expense:
Selling expense                              -                  376,691                    376,691                -         376,691
General and Administrative                   -                  411,743                    411,743 (b)       50,910         462,653
                                -------------------      ---------------------     -----------------  --------------   ------------
Total operating expense                      -                  788,434                    788,434           50,910         839,344

Loss from operations                         -                  (90,935)                   (90,935)         (50,910)       (141,845)

Other expense:
Loss from discontinued operations    (562,415)                        -                   (562,415)               -        (562,415)
                                -------------------     -----------------------    ---------------     ------------    ------------
Total other expense                  (562,415)                        -                   (562,415)               -        (562,415)
                                -------------------      ----------------------    ---------------     ------------    ------------
Net loss                        $    (562,415)             $    (90,935)            $    (653,350)    $    (50,910)    $  (704,260)
                                ==================      ======================      ===============    =============    ===========
Basic net loss per share        $        (0.13)                                                                         $     (0.15)
Weighed average                 ==================                                                                      ===========
         shares outstanding         4,174,778                                                                             4,705,778
                                =================                                                                       ===========
Fully diluted net loss per share $       (0.13)                                                                        $      (0.15)
                                =================                                                                       ===========
Fully diluted average
         shares outstanding         4,174,778                                                                           4,705,778
                                =================                                                                       ===========

---------

1. The Pro Forma Statement of Operations for the year ended December 31, 1998 is based on the twelve months ended December 31, 1998 for the Registrant and Wriwebs.com, Inc. and gives effect to the acquisition as if it had occurred on January 1, 1998.

(b) Amount represents the amortization of goodwill of $ 763,646 over 15 years using the straight line method.

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Operations
For the six months ended June 30, 1999
(Unaudited)


                                    AmeriNet            WRI
                                    Six months ended    Six months ended                            Pro Forma        Pro Forma
                                    June 30, 1999       June 30, 1999             Total             Adjustments      Combined

Revenues earned                     $         -         $    692,390              $    692,390      $         -      $    692,390

Cost of revenues earned                       -              235,339                   235,339               -            235,339
                                    ---------------     --------------            ----------------- -------------   ----------------
Gross profit                                  -              457,051                   457,051               -            457,051

Operating expenses:
Selling expenses                              -              271,306                  271,306                -            271,306
General and administrative expense      256,218              148,087                  404,305(c)           25,455         429,760
                                    ----------------     ------------------        -------------         -------------  -----------
         Total operating expenses        256,218             419,393                  675,611              25,455         701,066
                                    ----------------     ------------------        -------------        ------------   ------------
Net income (loss)                   $   (256,218)       $      37,658             $ (218,560)       $    (25,455)    $   (244,015)
                                    =============       ==================        ================      ===========    ============
Basic net loss per share            $     (0.04)                                                                     $      (0.04)
                                    ==============                                                                      ===========
Weighed average
         shares outstanding           6,091,566                                                                         6,622,566
                                    ==============                                                                      ===========
Fully diluted net loss per share    $     (0.04)                                                                     $      (0.04)
                                    ==============                                                                      ===========
Fully diluted average
         shares outstanding           6,091,566                                                                         6,622,566
                                    ==============                                                                      ===========

--------

1. The Pro Forma Statement of Operations for the six months ended June 30, 1999 is based on the six months ended June 30, 1999 for the Registrant and Wriwebs.com, Inc. and gives effect to the acquisition as if it had occurred on January 1, 1999.

(c) Amount represents the amortization of the goodwill of $ 763,646 over15 years using the straight line method.

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Operations
For the three months ended September 30, 1999
(Unaudited)

                                    AmeriNet                  WRI
                                    Three months ended        Three months ended                      Pro Forma        Pro Forma
                                    September 30, 1999        September 30, 1999    Total             Adjustments      Combined

Revenues earned                     $    168,169              $    252,083          $     420,252     $          -     $   420,252

Cost of revenues earned                   69,109                   161,348                230,457               -          230,457
                                    ----------------          ------------------     ---------------   -------------   -------------
Gross profit                              99,060                    90,735                189,795               -          189,795

Operating expenses:
Selling expenses                              -                     130,953               130,953                -          130,953
General and administrative expense      476,341                      50,547               526,888 (d)         12,100        538,988
                                    ---------------           -----------------      ----------------  --------------  -------------
         Total operating expenses        476,341                    181,500               657,841             12,100        669,941
                                    ---------------           -----------------      ----------------  --------------  -------------
Net loss                            $  (377,281)              $    (90,765)           $  (468,046)      $    (12,100)    $ (480,146)
                                    ==============              ===============         ==========        ===========   ============
Basic net loss per share            $    (0.05)               $           -           $           -     $          -     $    (0.06)
                                    ==============                                                                      ============
Weighed average
         shares outstanding          8,148,308                                                                             8,679,308
                                    ==============                                                                      ============
Fully diluted net loss per share    $    (0.05)                                                                         $    (0.06)
                                    ==============                                                                      ============
Fully diluted average
         shares outstanding          8,148,308                                                                             8,679,308
                                    ==============                                                                      ============

-------
1. The Pro Forma Statement of Operations for the three months ended September 30, 1999 is based on the three months ended September 30, 1999 for the Registrant and Wriwebs.com, Inc. and gives effect to the acquisition as if it had occurred on July 1, 1999.

(d) Amount represents the amortization of the goodwill of $ 725,989 over 15 years using the straight line method.

                                WRIWEBS.COM, INC.
                              FINANCIAL STATEMENTS

                        FROM JANUARY 20, 1998 (INCEPTION)
                            THROUGH DECEMBER 31, 1998



                                TABLE OF CONTENTS

Independent Auditor's Report ............................................9

Financial Statements:

   Balance Sheet ........................................................10

   Statement of Operations ..............................................11

   Statement of Changes in Stockholders' Deficit.........................12

   Statement of Cash Flows ..............................................13

Notes to Financial Statements ...........................................14-16

                      DASZKAL, BOLTON, MANELA, DEVLIN & CO.

                          CERTIFIED PUBLIC ACCOUNTANTS

                   A PARTNERSHIP OF PROFESSIONAL ASSOCIATIONS

       2401 N.W. BOCA RATON BOULEVARD, SUITE 100 BOCA RATON, FLORIDA 33431

                   TELEPHONE (561) 367-1040 FAX (561) 750-3236

JEFFREY A. BOLTON, CPA, P.A.                    MEMBER OF THE AMERICAN INSTITUTE
MICHAEL I. DASZKAL, CPA, P.A.                   OF  CERTIFIED PUBLIC ACCOUNTANTS
ROBERT A. MANELA, CPA, P.A.
TIMOTHY R. DEVLIN. CPA, P.A.
MICHAEL S. KRIDEL, CPA, P.A.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
WRIwebs.com, Inc.

We have audited the accompanying balance sheet of WRIwebs.com, Inc. as of December 31, 1998, and the related statement of operations, changes in stockholders' deficit and cash flows from January 20, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the management of WRIwebs.com, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WRIwebs.com, Inc. as of December 31, 1998, and the results of the operations and its cash flows from January 20, 1998 (inception) to December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Daszkal Bolton Manela Devlin & Co.

Boca Raton, Florida
January 18, 2000

                                WRIwebs.com,Inc.
                                  Balance sheet
                                December 31, 1998

                                     ASSETS

Current assets:
     Cash                                              $      4,002
     Accounts receivable-                                    23,633
          net of allowance for doubtful accounts $6,398
     Loan receivable - stockholder                            8,406
                                                        -------------
          Total current assets                               36,041
                                                        -------------
Property and equipment, net                            $     30,162
                                                        -------------
          Total assets                                 $     66,203
                                                        ==============
                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
     Accounts payable                                  $     42,602
     Accrued expenses                                        19,187
     Deferred rvenue                                         74,823
     Cash overdraft                                          13,026
                                                        -------------
          Total current liabilities                         149,638
                                                        =============
Stockholders' deficit:
     Common stock, $1.00 par value, 7,500 shares authorized
          issued and outstanding                              7,500
     Accumulated deficit                                    (90,935)
                                                        -------------
          Total stcokholders' deficit                       (83,435)
                                                        -------------
          Total liabilities and stockholders' deficit  $     66,203
                                                        =============




                 See accompanying notes to financial statements.

                                WRIwebs.com, Inc.
                             Statement of Operations
                       From January 20, 1998 (INCEPTION)
                           Through December 31, 1998


Revenues earned                                        $   1,037,212

Cost of revenues earned                                      339,713
                                                        ---------------
          Gross profit                                       697,499

Operating Expenses:
     Selling expenses                                        376,691
     General and administrative expenses                     411,743
                                                        --------------
          Total operating expenses                           788,434
                                                        --------------
Net Loss                                               $     (90,935)
                                                        ==============


                 See accompanying notes to financial statements.

                               WRIwebs.com, Inc.
                 STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
          FROM JANUARY 20, 1998 (INCEPTION) THROUGH DECEMBER 31, 1998

                                         Number
                                           of          Common         Accumulated
                                         Shares        Stock            Deficit         Total

Balance, January 1, 1998                     -         $       -      $         -       $        -

Issuance of common stock                 7,500             7,500                             7,500

Net loss - December 31, 1998                 -                 -         (90,935)          (90,935)
                                        -----------     ---------       ----------      ------------
Balance, December 31, 1998               7,500         $   7,500      $  (90,935)       $  (83,435)
                                        ===========     =========       ==========      ============






                 See accompanying notes to financial statements.

                                WRIwebs.com, Inc.
                             Statement of Cash Flows
                       From January 20, 1998 (INCEPTION)
                           Through December 31, 1998

Cash flows from operating activities:

     Net loss                                                     $   (90,935)
     Adjustments to reconcile net income to net cash provided
      by operating activities:
          Depreciation and amortization                                 3,836
          Bad debts expense                                             6,398
     (Increase) decrease in:
          Accounts receivables                                        (30,031)
          Loan receivable - stockholder                                (8,406)
     Increase (decrease) in:
          Accounts payable                                             42,602
          Accrued expenses                                             19,187
          Deferred revenue                                             74,823
                                                                    -----------
Net cash provided by operating activities                              17,474
                                                                    -----------
Cash flows used by investing activities:

          Purchase of property and equipment                          (33,998)
                                                                     ----------
Cash flows from financing activities:

          Issuance of common stock                                      7,500
          Cash overdraft                                               13,026
                                                                     ----------
   Net cash provided by financing activities                           20,526
                                                                     ----------

Net increase in cash                                                    4,002

Cash at beginning of year                                                   -
                                                                    -----------
Cash at end of year                                          $          4,002
                                                                  =============



                 See accompanying notes to financial statements.

                                WRIWEBS.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Web Results Institute, Inc. (the "Company") was incorporated under the laws of the State of Florida on August 31, 1998. Prior to its formation as a Subchapter S Corporation, the Company existed as a limited liability company. The Company changed its name to WRIwebs.com, Inc. on April 19, 1999.

The Company was established to design, produce and host websites. Hosting services, including search engine registrations, are typically six-month to one-year contracts.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all cash and other demand deposits to be cash and cash equivalents. As of December 31, 1998, the Company had no cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and are being depreciated using the straight-line method over the estimated useful lives of five to seven years.

REVENUE RECOGNITION

Revenue from contract sales is recognized when all material services relating to the sale have been substantially performed.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

ADVERTISING

Advertising costs are expensed when incurred. The advertising cost incurred for the period ended December 31, 1998 was $7,959.

NOTE 3 - CORPORATION FORMATION

On August 8, 1998, the Company was incorporated, and elected to be treated as an S Corporation. Prior to its formation as a corporation, the Company existed as a limited liability company that began on January 20, 1998. This is a change in legal organization, but not in the entity. This type of transfer is not covered by APB Opinion No. 16 "Business Combinations." The assets and liabilities so transferred were accounted for at historical cost in a manner similar to that in pooling of interests accounting.

                                WRIWEBS.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE 4 - ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable are recorded net of an allowance for doubtful accounts of $6,398 at December 31, 1998.

NOTE 5 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of cash, accounts receivable, accounts payable and loans to stockholders approximates fair value because of their short maturities.

NOTE 6 - RELATED PARTY TRANSACTIONS

At  December  31,  1998,  the  Company had an  outstanding  receivable  from the
stockholder   in  the  amount  of  $8,406.   The   transactions   involving  the
stockholder/officer are summarized below:

          Balance at January 1, 1998              $        -
          Advances to stockholders                     8,406
                                                   -----------
          Balance at December 31, 1998            $    8,406
                                                   ===========

NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 1998:

          Computer and other equipment            $   31,762
          Software                                $      406
          Furniture and fixtures                       1,830
                                                  --------------
               Total property and equipment           33,998
               Less: accumulated depreciation         (3,836)
                                                   -------------
          Property and equipment, net             $   30,162
                                                   =============
Depreciation expense for the period ended December 31, 1998, was $3,836.

NOTE 8 - OPERATING LEASES

The Company leases its facilities in Florida under a long-term operating lease agreement.

Future minimum lease payments are as follows:

                                             Year ending         Operating
                                             December 31,          Lease

                                                  1999           $    26,802
                                                  2000                35,736
                                                  2001                 8,934
                                                                --------------
                              Total minimum lease payments       $    71,472
                                                                ==============
                                     Page 15

                                WRIWEBS.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE 8 - OPERATING LEASES, CONTINUED

Rental expense for the period ended December 31, 1998 was $29,571.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company believes a claim may arise from a claim for unpaid telephone charges in the amount of $19,115. In the opinion of management, this claim will be settled for an estimated $12,000. A payable has been recorded at December 31, 1998 to reflect this claim.

Additionally, the Company believes a claim may arise from an agreement with a website sales selling agent. The selling agent paid $10,000 towards the building of a working relationship between the two companies, but the agent was unable to sell the websites. Management has recorded a payable for half of the potential claim, and a payable of $5,000 has been recorded at December 31, 1998.

NOTE 10 - CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially expose the Company to concentrations of credit risk, as defined by Statement of Financial Accounting Standards No. 105, consist primarily of trade receivables. The Company officers have attempted to minimize this risk by monitoring the companies to whom they provided credit.

NOTE 11 - INCOME TAXES

The Company has elected to be treated as an S Corporation for Federal and State income tax purposes. Under this election, all taxable income, losses and credits pass through to the individual stockholders and are reflected on their individual income tax returns. Consequently, no provision for income taxes has been provided by the corporation. The financial statements reflect earnings on the percentage of completion method of accounting whereas the completed contract method is used for income tax purposes.

NOTE 12 - SUBSEQUENT EVENTS

On November 12, 1999, the Company merged with American Internet Technical Center, Inc. (AITC), a wholly-owned subsidiary of AmeriNet Group.com, Inc. (AmeriNet). As consideration, AmeriNet issued 531,000 shares of common stock to the stockholders of the Company. Under the terms of the acquisition agreement, AmeriNet will invest $300,000 in the Company within 120 days after the completion of the merger and filing of the required reports with the United States Securities and Exchange Commission. Under the terms of the Merger, the current majority stockholder of WRI will retain the right, for a period of two years, starting on the 182nd day following the completion of the merger, to exchange all of his AmeriNet securities issued pursuant to the agreement for between seventy and eighty percent of the surviving Company's common stock.

The acquisition will be recorded using the purchase method of accounting. The results of operations since the date of acquisition, November 12, 1999, will be included in the consolidated statements of operations of AmeriNet Group.com, Inc. Goodwill will be recorded and amortized over its useful life using the straight-line method.

On the date of acquisition, the Company's status changed to a regular corporation from an S corporation.

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